                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON D.C. 20549

                                 ____________

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 9, 2001

                          Thermo Electron Corporation
--------------------------------------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)


        Delaware                    1-8002                       04-2209186
----------------------------      ------------               -------------------
(State or Other Jurisdiction      (Commission                 (I.R.S. Employer
of Incorporation)                 File Number)               Identification No.)


    81 Wyman Street
Waltham, Massachusetts                                           02454-9046
----------------------------------------                     -------------------
(Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code: (781) 622-1000

                                Not Applicable
--------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)
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ITEM 5.  OTHER EVENTS.

     On July 10, 2001, Thermo Electron Corporation (the "Company") issued a press release announcing that its Board of Directors approved a distribution to the holders of record of the Company's common stock on July 30, 2001 of all of the shares of common stock of Kadant Inc. (formerly known as Thermo Fibertek Inc.) held by the Company (the "Spin-off"). The Company is currently the beneficial owner of approximately 91% of the outstanding common stock of Kadant. The distribution is scheduled to occur on August 8, 2001 (the "Distribution Date").

     The Company has filed herewith a preliminary information statement providing details of the distribution and information about Kadant. The Company expects to distribute on the Distribution Date a definitive information statement to holders of the Company's common stock entitled to receive shares of Kadant common stock in the Spin-off, together with stock certificates representing such shares.

     The full text of the Company's press release dated July 10, 2001 is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

     The preliminary information statement of Kadant dated July 12, 2001 is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)  Financial Statements of Business Acquired:      Not Applicable

(b)  Pro Forma Financial Information:                Not Applicable

(c)  Exhibits:

     Exhibit No.             Description
     -----------             -----------
        23                   Consent of Independent Public Accountants

        99.1                 Press release dated July 10, 2001

        99.2                 Preliminary Information Statement of Kadant Inc.
                             dated July 12, 2001

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 12, 2001            THERMO ELECTRON CORPORATION

                               By: /s/ Theo Melas-Kyriazi
                                   ------------------------------------------
                                   Theo Melas-Kyriazi
                                   Vice President and Chief Financial Officer

                                 EXHIBIT INDEX


     Exhibit No.             Description
     -----------             -----------
        23                   Consent of Independent Public Accountants

        99.1                 Press release dated July 10, 2001

        99.2                 Preliminary Information Statement of Kadant Inc.
                             dated July 12, 2001

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